Investor Presentation November 2025 Exhibit 99.1

Forward-Looking Statement This presentation includes statements, including statements regarding the Company's strategic and technology initiatives and investments, including transformation initiatives intended to remove structural costs from the organization to drive efficiencies, and the impact of workforce trends on market penetration, that are forward-looking in nature and, accordingly, are subject to known and unknown risks and uncertainties. Actual results might differ materially from those projected in the forward-looking statements due to numerous factors. These factors include those found in the Company's reports filed with the SEC, including the information under the heading "Risk Factors" in its Annual Report on Form 10-K for the year ended December 31, 2024, which information is incorporated herein by reference. Forward-looking statements can be identified by forward-looking words such as “expect,” “anticipate,” “intend,” “plan,” “may,” “will,” “believe,” “seek,” “estimate,” and similar expressions. The Company assumes no obligation to update or revise any forward-looking statements. Please note that ManpowerGroup’s 2024 Form 10-K is available online at www.manpowergroup.com in the section titled “Investor Relations.” This presentation includes constant currency growth rates, which are further explained in our 10-K.

Approximate number of people placed into meaningful, sustainable work every day 500K Branches 2,100 Job seekers connected with work every year, globally Millions Employees 27K 2024 Annual revenues $18B For more than 75 years, we have addressed the complex workforce challenges organizations face, from contingent and permanent staffing to talent management, outsourcing and talent development. Through our family of strong and distinct brands, we continue to deliver the solutions that drive businesses forward. Over 75 Years of Global Workforce Expertise Countries and territories 75

Our Strong and Distinct Brands A global leader in contingent staffing and permanent resourcing, providing companies with strategic and operational flexibility and creating talent at scale Talent agents and specialized recruiters leverage data-driven insights to assess, guide and place people into meaningful, sustainable employment. Delivers integrated and data-driven workforce solutions to help clients more effectively attract, acquire, develop and retain qualified talent. The lines of business — RPO, TAPFIN-MSP and Right Management — are seamlessly integrated with PowerSuite™ HR tech stack to deliver workforce solutions that span the talent lifecycle across multiple countries at scale. A global leader in IT Professional Resourcing and IT Services, specializing in practice areas including Enterprise Applications, Business Transformation, Cloud and Infrastructure, Digital Workspace and Cyber Security A trusted advisor in sourcing and creating technology talent for clients and a career advisor to consultants and associates. 59% 2024 Total Gross Profit 24% 2024 Total Gross Profit 17% 2024 Total Gross Profit

Globally Recognized Leader

Talent Solutions named a Leader in RPO in the Everest Group PEAK Matrix® Assessment 2025

Named to TIME's list of the **World's Most Sustainable Companies** in 2024 and 2025

One of the **World's Most Ethical Companies for the 16th time** – more than any organization in the industry

Experis named a Leader by Everest Group in U.S. IT Contingent Talent and Strategic Solutions PEAK Matrix® Assessment 2025

First in our industry to have our **2030 emission reduction goals** validated by the Science Based Targets initiative (SBTi), as part of our transition to net zero by 2045 or sooner

ManpowerGroup named one of **Forbes' America's Best Temp Staffing Firms** in 2025

Manpower named a Leader and Star Performer in Everest Group's U.S. Contingent Talent and Strategic Solutions PEAK Matrix® Assessment 2025

Earned a **platinum medal** at the global level and **gained new medals for 13 countries** in 2024, extending our **EcoVadis presence to 25+ countries**

One of **America's Most Responsible Companies** 2023, 2024, and 2025

ManpowerGroup Talent Solutions TAPFIN named a Global Leader in Contingent Workforce Management (CWM) / Services Procurement (SOW) Solutions in Everest Group PEAK Matrix® Assessment 2025

MCSI ESG Rating:
BBB Leader Status

Recognized as a **best place to work in the U.S.** by the Disability Equality Index for the ninth consecutive year

November 2025 ManpowerGroup | Investor Presentation 5

Our Vision, Strategy and Values

The Expansive Workforce An increasingly diverse global workforce will impact the future of who is available to work, as well as when and how they’ll work. New Ways of Working The world of work changed forever in 2020, and employer and individual adaptation to distributed models is still in progress. Digital Transformation The democratization of AI is fast-tracking digital transformation and evolving the structure of organizations. Accelerating Global Change In the Industry 4.0 era, organizations are coping with critical global talent shortages against a backdrop of geopolitical instability and environmental and sustainability challenges. Forces Driving Client and Candidate Priorities

2024 Gross Profit Mix 2014 Gross Profit Mix Right Management Manpower 2014 Total Gross Profit ManpowerGroup Solutions Strategic progression of our business now reflects Experis and Talent Solutions at 41% of mix with Manpower at 59% in 2024 Market-leading Recruitment Processing Outsourcing and Managed Service Provider offerings with counter-cyclical Right Management outplacement offering Experis Professional Services is predominately IT Permanent recruitment represents 14.3% of total gross profit in Q3 2025 Experis Manpower Experis Talent Solutions 2024 Total Gross Profit Shift Toward Higher Value Solutions and Services

Strength Through Geographic Diversification 2024 Operating Unit Profit(1) Total $17.9B Total $552.2M APME $97.0M APME $2.2B Southern Europe $8.2B Northern Europe $3.3B Americas $4.2B 2024 Segment Revenues Americas $150.8M Northern Europe -$2.9M Excludes restructuring costs as detailed in our earnings release and further explained on our website. As reported, OUP was as follows: Total $484.8M, Americas $141.6M, Southern Europe $304.1M, Northern Europe -$44.6M, and APME $83.7M. Southern Europe $307.3M

Experis Talent Solutions Manpower Perm and Convenience Global technology implementations Driving recruiter efficiency Back-office transformation MyPath Experis Academies Assessments Data & Analytics Accelerate growth of higher margin business in all brands Push for relentless efficiency and productivity across all brands Sustainable competitive advantage as client and candidate expectations evolve  Create new differentiation, add value and scale Better tools enabling deeper relationships with clients and candidates Data assets and insight delivering new, differentiated value for stakeholders Source and place more talent; predict match and performance more accurately Enabling a more efficient back office through leading technology and processes Our Acceleration Plan – DDI  Diversification Digitization - at an accelerated pace Innovation - an engine for growth, progress and change

Optimized HR processes Increased efficiency Decreased costs Reduced risk Accelerated speed Improved client and candidate experience ManpowerGroup‘s integrated HR tech stack provides competitive advantage with the rapid deployment of best-in-class technology together with deep and broad workforce expertise. Predict: Help people understand their potential and anticipate an organization’s workforce needs using data, analytics and AI Develop: Engage and develop people through personalized career development Connect: Superior candidate experience to attract and source the diverse talent our clients need Manage: Manage, engage and motivate people while optimizing HR processes

By prioritizing value-added activities, the MyPath talent pool now represents 36% of the Manpower talent pool in certified countries and continues to grow. Lives impacted (including alumni) 310K+ Clients participated in recognition program 15K+ Better utilization than non-MyPath participants The program’s impact grew nearly 10% over the last four quarters and has affected over 310K+ lives since its inception. MyPath participants are more productive; better utilized with a higher reassignment rate over the last four quarters compared to non-participants. Over 15K clients participated in our Associate recognition program, which drove positive associate performance outcomes. Recognized Associates maintain a Manpower tenure that is 50% longer on average.

US Secular Trends Providing More Opportunity Globally Peak penetration rates are generally exceeded in subsequent economic cycles. Favorable workforce trends are expected to drive penetration rates beyond pre-pandemic levels Penetration Rates Global Average 1.8% Data from World Employment Confederation report published February 2025 France: Prism/’emploi as of June 2025 Italy: Associazione Nazionale delle Agenzie per il Lavaro/World Employment Confederation as of August 2025 US: US Department of Labor as of August 2025 UK Netherlands France Germany Japan Spain Italy Belgium Switzerland

Financial Update

0 Historical Trends EBITA As Adjusted(*) Revenue Experiencing a challenging environment across Europe and North America since 2023. We remain committed to seizing growth opportunities aligned with our strategy, improving leverage on that growth and building on our leading global workforce solutions position. * EBITA As Adjusted for items shown under the Financial Measures on the Investor Relations section of our website. As reported, EBITA was $339M in 2024, $346M in 2023, $669M in 2022, $610M in 2021, $282M in 2020, $740M in 2019, $832M in 2018, $824M in 2017, $781M in 2016, and $726M in 2015; and EBITA% was 1.9%, 1.8%, 3.4%, 2.9%, 1.6%, 3.5%, 3.8%, 3.9%, 4.0%, and 3.8%, respectively.

5,220 Other Liabilities 1,216 Total Debt 2,011 Equity Balance Sheet September 30, 2025 ($ in millions) Solid balance sheet Cash of $275M Total debt-to-total capitalization at 38% Debt-to-EBITDA As Adjusted* of 3.16x Focused on Working Capital Optimization Cost of accounts receivable included in all client profitability analyses and Days Sales Outstanding in management incentive calculations Assets 8,447 Liabilities & Equity 8,447 * EBITDA As Adjusted amounts exclude the impact of global restructuring costs and other certain items shown under the Financial Measures on the Investor Relations section of our website. Accounts Receivable 275 Cash 4,632 3,540 Other Assets

Free Cash Flow ($ in millions) Strong cash flow with counter-cyclical features provides liquidity entering into recessionary cycles. * Free cash flow is a non-GAAP financial measure. Please refer to the reconciliation under the Financial Measures on the Investor Relations section of our website.

Strong historical dividend performance. Current yield of 4.1%.** Stable to increasing dividend in a good environment. Reduced in 2025 to reflect current environment for staffing services Dividends Share Repurchases 0.7M shares repurchased in 2025; 37.0M shares (47% of outstanding) repurchased from 2015. 1.9M shares remain authorized for repurchase under the August 2023 authorization. Returning Cash to Shareholders ($ in millions, except share and per share amounts) *Annual dividend payout per share divided by earnings per share-diluted, as adjusted for items shown under Financial Measures on the Investor Relations section of our website. **2025 dividend based on $0.72 per share semi-annual dividend declared on May 2, 2025 and estimated November 2025 dividend. ** Yield based on October 16, 2025 price of $35.54 *As of September 30, 2025

Capital efficiency metric has been included in global management annual incentive plans for over 20 years. Rigorous cash management with a focus on DSO reduction. Primary driver of ROIC improvement is operating profit after tax growth. *Defined here as operating profit after tax divided by the average monthly total of net debt (total debt less cash) and equity for the year, as adjusted for items shown under the Financial Measures on the Investor Relations section of our website. Estimated WACC Return on Invested Capital* (ROIC)

Financial Targets Exceed or maintain key market revenue growth Disciplined profitable growth Focus on improvement in client mix Assumes stable economic environment and consistent revenue growth and pricing Gross profit improvement Continued steady efficiency/productivity enhancements through existing and incremental cost transformation initiatives 2024 and 2025 have included restructuring charges and we anticipate elevated charges over the next two years which we believe will drive significant cost reductions in future years Disciplined capital allocation to achieve a return well above cost of capital Rigorous cash management with a focus on DSO EBITA margin growth enabled Capital efficiency metric used in Global Management incentive plans for over 20 years Market Revenue Growth EBITA Margin 4.5% - 5.0% 15% ROIC

ManpowerGroup Strengths Experienced Management A Global Leader in IT Resourcing and Services Strong Assets, Distinct Brands and World-Leading Offerings Improving Business Mix Globally Recognized Industry Leader

Appendix

Throughout this presentation, the difference between reported variances and Constant Currency (CC) variances represents the impact of changes in currency on our financial results. Constant Currency is further explained in the Form 10-K on our website. 2% -2% CC 1% OCC -70 bps Revenue $4.6B (Systemwide $4.9B) Gross Margin 16.6% EPS $0.83 Excludes the impact of restructuring costs of $21.4M ($18.9M net of tax) and a non-cash currency translation charge of $1.1M related to hyper-inflationary Argentina. Restructuring costs include $1.2M benefit on Corporate related to settlement of charges previously incurred at lower than estimated amounts. Prior year period excludes the impact of restructuring costs and a discrete tax item. As reported, EBITA was $74M (-6%, -4% CC), EBITA Margin was 1.6% (-10 bps), and EPS was $0.38 (-19%, -20% CC). Systemwide revenue also includes revenues generated by franchise offices, which were $300.3M. Variances reported above do not include franchise offices. EBITA is a non-GAAP financial measure and is defined herein as Operating Profit before Amortization of Intangible Assets and Goodwill Impairment. Reported operating profit was $67M, and operating profit margin was 1.4%. On an adjusted basis, operating profit was $88M and adjusted operating profit margin was 1.9%. Q3 Financial Highlights, As Adjusted(1) -36% -39% CC -18% -22% CC -50 bps EBITA $96M EBITA Margin 2.1% (3) (3) Financial Summary (2)

Financial Summary % of Segment Revenue Average Daily Revenue Trend - CC Q3 Revenue Trend YOY

Industry Vertical Composition Based on Revenues – Q3 2025 ManpowerGroup 2025 Third Quarter Results